UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K
___________________________________

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 5, 2007

AMERICAN ENERGY PRODUCTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-52812	74-2945581
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

6073 Hwy 281 South
Mineral Wells, TX 76067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (210) 410-8158

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is a communication to the shareholders of the Registrant issued on July 5, 2007.  The communication will also be posted on the Registrant’s home web page.

Item 7.01. Regulation FD Disclosure
On July 5, 2007, Registrant issued a letter of communication to its shareholders.  A copy of the July 5, 2007 communication, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None

(b) Pro forma financial information:
            None

(c) Shell company transactions:
            None

(d) Exhibits
            99.1       Letter of Communication to Shareholders of American Energy Production, Inc. dated July 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Energy Production, Inc.

By /s/ Charles Bitters___________

Charles Bitters
Chief Executive Officer

July 5, 2007
(Date)